A&Q Technology Fund LLC

Schedule of Portfolio Investments

(Unaudited)

September 30, 2023

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Members’ Capital	Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Equity Hedged
Alta Park Fund Onshore, LP	US/Canada	$12,037,466	$12,116,506	9.74%	7/1/2019	Quarterly	45 days	9/30/2023		$12,116,506
Averill Partners L.P.	US/Canada	8,273,973	11,012,957	8.85	4/1/2021	Quarterly	60 days	9/30/2023	(d)	$2,753,239
Biomedical Value Fund, L.P.	US/Canada	13,177,260	16,637,778	13.38	3/1/2019	Quarterly	120 days	9/30/2023		$16,637,778
Cadian Fund, L.P.	US/Canada	10,500,000	11,983,779	9.64	12/1/2022	Quarterly	60 days	9/30/2023	(d)	$2,995,945
G2 Investment Partners QP, L.P.	US/Canada	5,765,810	12,202,261	9.81	5/1/2014	Monthly	60 days	9/30/2023	(e)	$6,101,131
Jericho Capital Partners L.P.	US/Canada	4,696,723	13,451,303	10.81	5/1/2011	Quarterly	60 days	9/30/2023		$13,451,303
PFM Healthcare Fund, L.P.	US/Canada	14,000,000	14,344,714	11.53	9/1/2022	Quarterly	45 days	9/30/2023		$14,344,714
Visium Balanced Fund, L.P.	US/Canada	—	—	0.00	1/1/2010	N/A	N/A	N/A	(f)	N/A
Woodline Fund LP	Global	15,262,500	23,884,805	19.20	8/1/2019	Quarterly	60 days	9/30/2023	(d)	$5,971,201

Equity Hedged Subtotal		83,713,732	115,634,103	92.96

Total Investment Funds		$83,713,732	$115,634,103	92.96%

Cash and cash equivalents	Shares	Cost	Fair Value	% of Members’ Capital

UBS Select Treasury Institutional Fund, 5.21% (g)	2,731,784	$2,731,784	$2,731,784	2.20%

Total cash and cash equivalents	2,731,784	$2,731,784	$2,731,784	2.20%

Total Investments and Cash Equivalents		$86,445,516	$118,365,887	95.16%

Other Assets less Liabilities			6,017,078	4.84

Members’ Capital			$124,382,965	100.00%

(a)	Each Investment Fund noted within the Schedule of Portfolio Investments is non-income producing.
(b)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(c)	Unless otherwise noted, the redemption notice periods are shown in calendar days.
(d)	The Investment Fund is subject to an investor level gate of 25%.
(e)	The Investment Fund is subject to an investor level gate of 50%.
(f)

The Investment Fund is in liquidation. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.

(g)

Investment in affiliate. The Fund holds shares in UBS Select Treasury Institutional Fund, which is registered under the Investment Company Act of 1940, as amended, and advised by UBS Asset Management (Americas) Inc. The rate shown is the current yield as of September 30, 2023. The audited financial statements of this entity can be found at sec.gov.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

A&Q Technology Fund LLC

Schedule of Portfolio Investments (continued)

(Unaudited)

September 30, 2023

Portfolio Valuation

Net asset value of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles or as may be determined from time to time pursuant to policies established by the Board of Directors.

The investments within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The total fair value of the investments in Investment Funds valued using NAV as a practical expedient is $115,634,103. Additional disclosures, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments.

The Investment Funds in the equity hedged strategy (total fair value of $115,634,103) generally utilize fundamental analysis to invest in publicly traded equities through both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. As of September 30, 2023, the Investment Funds in the equity hedged strategy had $59,083,802 representing 51% of the value of the investments in this category, subject to an investor level gates. Investment Funds representing less than 1% of the value of investments in this category are held in side pockets or in liquidation; therefore, the redemption notice period is no longer effective for these investments and the liquidation of assets is uncertain.

Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of September 30, 2023.

Please refer to the June 30, 2023 financial statements for full disclosure on the Fund’s portfolio valuation methodology.